EXHIBIT 10.1

G-MES HOLDINGS INC.

SUBSCRIPTION AGREEMENT

G-MES Holdings Inc.

280 Woodlands Industrial Park E5, #09-44

Harvest @ Woodlands Building

Singapore 757322

RE:	G-MES Holdings Inc. Common Stock

Ladies and Gentlemen:

The undersigned investor in this Subscription Agreement hereby acknowledges receipt of the Prospectus, dated __________________, 2017, of G-MES Holdings Inc., a Nevada corporation (the “Company”), and subscribes for the following number of shares upon the terms and conditions set forth in the Prospectus.

The Investor agrees that this Subscription Agreement is subject to availability and acceptance by the Company.

The Investor hereby subscribes for ____________ shares of the Company’s common stock (“Common Stock”) at $0.25 per share, for an aggregate purchase price of $____________.

Payment of $____________ as payment in full of the purchase price is being made via check directly to the Company.

If this subscription is rejected by the Company, in whole or in part, for any reason, all funds will be returned within three business days of the Company’s receipt of such funds, without interest or deduction of any kind.

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Purchaser Information:

Printed Name: ___________________________________

Signature: ______________________________________

Date: _________________________________________

Address:  ______________________________________

                 ______________________________________

                 ______________________________________

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The foregoing Subscription is hereby accepted in full on behalf of G-MES Holdings Inc.

Date: ___________________

G-MES HOLDINGS INC.:

By:
Name:	Samuel Saw Peng Hao
Title:	President & CEO